Exhibit 10.2
                                                                    ------------


                                 NINTH AMENDMENT
                             TO DEBTOR-IN-POSSESSION
                      CREDIT AGREEMENT AND LIMITED CONSENT



         This NINTH AMENDMENT TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT AND LIMITED CONSENT (this "Amendment") is dated as of September 15, 2003 and entered into by and among COVANTA ENERGY CORPORATION, a Delaware corporation ("Company"), and THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS BORROWERS (collectively, Company and such Subsidiaries of Company are "Borrowers" and each a "Borrower"), THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS SUBSIDIARY GUARANTORS (collectively, the "Subsidiary Guarantors"), THE LENDERS PARTY HERETO, BANK OF AMERICA, N.A., as Administrative Agent for the Lenders ("Administrative Agent"), and DEUTSCHE BANK AG, NEW YORK BRANCH, as Documentation Agent for the Lenders ("Documentation Agent"), and is made with reference to that certain Debtor-in-Possession Credit Agreement dated as of April 1, 2002, as amended by that certain First Amendment to Debtor-in-Possession Credit Agreement and Security Agreement dated as of April 3, 2002, that certain Second Amendment to Debtor-in-Possession Credit Agreement dated as of May 10, 2002, that certain Third Amendment and Limited Waiver to Debtor-in-Possession Credit Agreement dated as of October 4, 2002, that certain Fourth Amendment to Debtor-in-Possession Credit Agreement and Limited Consent dated as of December 10, 2002, that certain Fifth Amendment to Debtor-in-Possession Credit Agreement dated as of December 18, 2002, that certain Sixth Amendment to Debtor-in-Possession Credit Agreement, Limited Consent and Amendment to Security Agreement dated as of March 25, 2003, that certain Seventh Amendment to Debtor-in-Possession Credit Agreement and Limited Consent dated as of May 23, 2003 and that certain Eighth Amendment to Debtor-in-Possession Credit Agreement and Limited Consent dated as of August 22, 2003 (as so amended, the "Credit Agreement"), by and among Borrowers, the financial institutions parties thereto as Lenders, Documentation Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as amended by this Amendment).

                                    RECITALS

         WHEREAS, Borrowers and the undersigned Lenders desire to extend the termination date of the credit facilities under the Credit Agreement and to make certain other amendments to the Credit Agreement, subject to the terms and conditions set forth below;

         NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT AND LIMITED CONSENT

         1.1 Provisions Relating to Defined Terms.

               A. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Minimum Cumulative Consolidated Operating Income Schedule" and "Monthly Budget" in their entirety and inserting the following new definitions in the appropriate alphabetical order:

                  "Minimum Cumulative Consolidated Operating Income Schedule" has the meaning assigned to that term in subsection 6.1(xxi); provided, however, that the Minimum Cumulative Consolidated Operating Income Schedule shall be deemed supplemented (i) as of the Sixth Amendment Effective Date by the supplement thereto delivered to the Agents in accordance with Section 3.1 of the Sixth Amendment and (ii) by, and as of the date of delivery of, the supplement thereto delivered to the Agents in accordance with subsection 6.1(xxiv) of this Agreement.

                  "Monthly Budget" means, (i) prior to the Sixth Amendment Effective Date, the consolidated cash flow projections delivered by Borrowers to Agents pursuant to subsection 4.1F for each month ending during the Budget Period, setting forth on a line-item basis monthly anticipated cash receipts and disbursements, provided that, upon approval by Agents or Requisite Lenders, as the case may be, of any monthly cash flow projections delivered pursuant to subsection 6.1(xix)(a) or pursuant to clause (iv) of the definition of "Final Borrowing Order", the Monthly Budget described in this clause (i) shall be deemed supplemented and/or restated with respect to the following month and each month thereafter in the Budget Period by the projections for each such month covered by such approved cash flow projections;
         (ii) on and after the Sixth Amendment Effective Date and prior to the Ninth Amendment Effective Date, the consolidated cash flow projections attached to the Sixth Amendment as Annex A (Exhibit XVI), setting forth on a line-item basis monthly anticipated cash receipts and disbursements; and (iii) on and after the Ninth Amendment Effective Date, the consolidated cash flow projections attached to the Ninth Amendment as Annex A (Exhibit XVI), setting forth on a line-item basis monthly anticipated cash receipts and disbursements.

               B. Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

                  "Amended Onondaga Service Agreement" means an amendment to or amendment and restatement of the operating or service agreement between Covanta Onondaga and OCRRA relating to the resource recovery facilities for the Onondaga Project, as in effect on the Ninth Amendment Effective Date, which amendment or amendment and restatement shall be in form and substance satisfactory to Agents and shall be substantially similar to the existing service agreement between Covanta Onondaga and OCRRA, except that such agreement between Covanta Onondaga and OCRRA shall provide, among other things, for (i) the Onondaga Project Restructuring, and (ii) a waiver by OCRRA of the obligation of Company and its Subsidiaries to provide credit enhancement for Covanta Onondaga's obligations.

                  "Covanta Onondaga" means Covanta Onondaga Limited Partnership, a Delaware limited partnership.

                  "Mizuho Letters of Credit" means (i) the Tranche B Letter of Credit issued by Mizuho Corporate Bank Ltd. (formerly known as Dai-Ichi Kangyo Bank) in the face amount of $7,520,423.00 immediately prior to the Ninth Amendment Effective Date and (ii) the Tranche B Letter of Credit issued by Mizuho Corporate Bank Ltd. (formerly known as Dai-Ichi Kangyo Bank) in the face amount of $14,951,617.00 immediately prior to the Ninth Amendment Effective Date.

                  "Ninth Amendment" means the Ninth Amendment to
         Debtor-In-Possession Credit Agreement and Limited Consent dated as of September 15, 2003.

                  "Ninth Amendment Effective Date" has the meaning assigned to that term in Section 4.5 of the Ninth Amendment.

                  "OCRRA" Onondaga County Resource Recovery Agency.

                  "Onondaga Project" means the waste-to-energy Project in Onondaga County, New York.

                  "Onondaga Project Bonds" means the $147,300,000 in principal amount of bonds issued by OCRRA relating to the Onondaga Project outstanding on the Ninth Amendment Effective Date.

                  "Onondaga Project Guaranty" means a performance guaranty, which guaranty shall be in form and substance satisfactory to Agents, by Company of Covanta Onondaga's obligations under the Amended Onondaga Service Agreement.

                  "Onondaga Project Restructuring" means, collectively, the transactions described in the term sheet attached to the Ninth Amendment as Annex B, including, without limitation, (i) the execution and delivery by Covanta Onondaga and OCRRA of the Amended Onondaga Service Agreement, (ii) the termination of the existing project guaranty for the Onondaga Project, (iii) the execution and delivery by Company of the Onondaga Project Guaranty, (iv) the refinancing of the Onondaga Project Bonds on substantially the terms set forth in such term sheet, including appropriate amendments to the mortgage and security agreement, facility lease agreement, and other financing agreements and instruments relating to the Onondaga Project to which Covanta Onondaga is a party, (v) the execution and delivery by OCRRA of a market rate agreement for the delivery of waste after the expiration of the Amended Service Agreement, (vi) the execution and delivery by Company and Covanta Onondaga of an agreement providing for the performance of operations and maintenance services for the period following expiration of the Amended Service Agreement, together with a limited guaranty from Company with respect to Covanta Onondaga's obligations thereunder, (vii) the termination of the existing tax indemnity agreement between, and Company's guaranty for the benefit of, the limited partners of Covanta Onondaga with respect to the obligations of Covanta Onondaga and its general partners relating to the Onondaga Project, (viii) the amendment of the Covanta Onondaga partnership agreement to, among other things, eliminate put rights of and the minimum cash support requirements to the limited partners, and modify the requirements relating to the distributions of net cash flow,
         (ix) the establishment by Covanta Onondaga of a major maintenance reserve account of up to $5.0 million for major maintenance funding through annual excess waste fees, (x) the agreement by OCRRA and the limited partners of Covanta Onondaga that Bankruptcy Court approval of the Onondaga Project Restructuring shall not create any priority claims against the bankruptcy estates of Company, Covanta Onondaga or any of their Affiliates, and (xi) the agreement by OCRRA and the limited partners of Covanta Onondaga to withdraw their respective prepetition and postpetition claims (to the extent arising on or before the closing of the Onondaga Project Restructuring) against Company, Covanta Onondaga and their Affiliates if the agreements relating to the Onondaga Project Restructuring are assumed by Company and Covanta Onondaga in the plan of reorganization in the Chapter 11 Cases, all such transactions occurring after the Ninth Amendment Effective Date and pursuant to documentation in form and substance satisfactory to Agents.

                  "Onondaga Project Restructuring Conditions" means, collectively, (i) the consummation of the Onondaga Project Restructuring, (ii) delivery by Company to Agents of an Officer's Certificate certifying that the requirements of the Onondaga Project Restructuring set forth in clauses (i) through (xi) of the definition of "Onondaga Project Restructuring" have been met and that Covanta Onondaga and Company have no outstanding or further obligations to OCRRA under the agreement described in clause (ii) of such definition, and (iii) delivery to Agents of written evidence, in form and substance satisfactory to Agents, of the agreements by OCRRA and the limited partners of Covanta Onondaga described in clauses (x) and (xi) of the definition of "Onondaga Project Restructuring".

                  "Onondaga Project Restructuring Liens" means Liens to be granted by Covanta Onondaga on the major maintenance reserve account described in clause (ix) of the definition of "Onondaga Project Restructuring", to secure major capital replacement and repair obligations with respect to the Onondaga Project.

               C. The definition of "Stated Maturity Date" in subsection 1.1 of the Credit Agreement is hereby amended by inserting at the end thereof the following sentence:

         "On and as of the Ninth Amendment Effective Date, the Stated Maturity Date shall be deemed to have been extended to April 1, 2004 pursuant to the second proviso to the first sentence of this definition.".

                  1.2 Provisions Relating to Tranche B Letters of Credit.

                  Subsection 3.1A of the Credit Agreement is hereby amended by adding at the end thereof the following new paragraph (iv):

                  "(iv) Mizuho Letters of Credit. Notwithstanding anything contained herein to the contrary, after the Ninth Amendment Effective Date (1) each of the Mizuho Letters of Credit shall be replaced with a standby letter of credit issued by BofA, in an identical face amount and on substantially identical terms to the relevant replaced Mizuho Letter of Credit, except that the maturity of each such replacement letter of credit shall be March 31, 2004, (2) each such letter of credit issued by BofA shall constitute, upon the issuance thereof, a Tranche B Letter of Credit for all purposes of this Agreement and the Loan Documents and shall be deemed by Borrowers and Lenders to be a renewal and extension of the relevant Mizuho Letter of Credit replaced thereby and a "deemed issuance" of a Tranche B Letter of Credit pursuant to subsection 3.1A(ii) of the Credit Agreement, and (3) BofA shall be the Issuing Lender with respect to each such Tranche B Letter of Credit and Borrowers shall be deemed to have requested that such Issuing Lender issue such Tranche B Letter of Credit to replace the Mizuho Letters of Credit.".

         1.3 Provisions Relating to Affirmative Covenants.

                  Subsection 6.1 of the Credit Agreement is hereby amended by
(i) deleting the "and" at the end of clause (xxii) thereof, (ii) deleting the "." at the end of clause (xxiii) thereof and substituting therefor "; and", and
(iii) adding at the end thereof the following new clause (xxiv):

                  "(xxiv) On or before September 30, 2003, Borrowers shall have delivered to Agents (A) projected financial statements for Company and its Subsidiaries for the fourth Fiscal Quarter of 2003 and the first Fiscal Quarter of 2004, such projected financial statements to (i) be prepared on a consolidated and consolidating basis in accordance with GAAP, (ii) be in form and substance reasonably satisfactory to Agents, and (iii) contain projections of cash flows for each such period and such other financial information and projections for such periods as Agents may reasonably request, and (B) a supplement to the Minimum Cumulative Consolidated Operating Income Schedule satisfactory in form and substance to Agents.".

         1.4 Provisions Relating to Negative Covenants.

               A. Subsection 7.2A of the Credit Agreement is hereby amended by
(i) deleting the "and" at the end of clause (x) thereof, (ii) deleting the "." at the end of clause (xi) thereof and substituting therefor "; and", and (iii) adding at the end thereof the following new clause (xii):

                  "(xii) Company and Covanta Onondaga may enter into an agreement to grant the Onondaga Project Restructuring Liens, so long as
         (a) such agreement is entered into concurrently with the consummation of the Onondaga Project Restructuring and (b) the Onondaga Project Restructuring Conditions are satisfied.".

               B. Subsection 7.4 of the Credit Agreement is hereby further amended by (i) deleting the "and" at the end of clause (vi) thereof, (ii) deleting the "." at the end of clause (vii) thereof and substituting therefor "; and", and (iii) adding at the end thereof the following new clause (viii):

                  "(viii) Company may become and remain liable with respect to the Onondaga Project Guaranty concurrently with the consummation of the Onondaga Project Restructuring, so long as the Onondaga Project Restructuring Conditions are satisfied.".

               C. Subsection 7.14A of the Credit Agreement is hereby amended by adding immediately after the end of the last sentence thereof the following new sentence:

                  "Nothing in this subsection 7.14A shall prohibit Company and its Subsidiaries from consummating the Onondaga Project Restructuring, so long as the Onondaga Project Restructuring Conditions are satisfied.".

         1.5 Provisions Relating to Events of Default.

               A. Subsection 8.6 of the Credit Agreement is hereby amended by inserting immediately prior to the ")" at the end of the last parenthetical phrase contained therein the following:

         "; and provided, further, however, that neither the consummation of the Onondaga Project Restructuring nor the filing of any motion, application or other petition to effect any order or consent to consummate the Onondaga Project Restructuring shall constitute an Event of Default under this subsection 8.6 so long as the Onondaga Project Restructuring Conditions are satisfied".

               B. Subsection 8.15 of the Credit Agreement is hereby amended by inserting immediately prior to the ")" at the end of the last parenthetical phrase contained therein the following:

         "; and provided, further, however, that the consummation of the Onondaga Project Restructuring shall not constitute an Event of Default under this subsection 8.15 so long as the Onondaga Project Restructuring Conditions are satisfied".

         1.6 Exhibits to the Credit Agreement.

                  Exhibit XVI to the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor a new Exhibit XVI, in the form attached hereto as Annex A.

         1.7 Limited Consents.

               A. The undersigned Lenders hereby consent to extending the Stated Maturity Date to April 1, 2004, as requested by Company and as reflected in this Amendment. The consent set forth in this paragraph shall be limited precisely as written and is provided solely for the purpose of permitting the aforementioned extension of the Stated Maturity Date, and this consent does not constitute, nor should it be construed as, a consent to any other extension of the Stated Maturity Date in any other instance, or as a waiver of compliance by Borrowers with respect to any term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein.

               B. The undersigned Lenders hereby ratify, confirm and approve all actions taken by Administrative Agent and Issuing Lenders to extend or permit the extension of the Tranche A Letters of Credit and Tranche B Letters of Credit described on Annex C attached hereto to the respective dates set forth on such Annex. The ratification, confirmation and approval set forth in this paragraph shall be limited precisely as written, and this ratification, confirmation and approval does not constitute, nor should it be construed as, a waiver of compliance by Borrowers or Lenders with respect to (i) subsection 3.1A(i) or 3.1A(ii) of the Credit Agreement except to the extent of the extensions expressly ratified, confirmed and approved in this paragraph, (ii) subsection 3.1A(i) or 3.1A(ii) of the Credit Agreement in any other instance, or (iii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein.

               C. Each of the undersigned Lenders hereby approves of and consents to the Company's application to the Bankruptcy Court for authority to make an amendment to the Final Borrowing Order to release existing escrowed partnership distributions of Covanta Onondaga in connection with the Onondaga Project Restructuring. The consent set forth in this paragraph shall be limited precisely as written, and this consent does not constitute, nor should it be construed as, a consent to any other application to amend, modify or waive any provision of the Final Borrowing Order in any other instance, or as a waiver of compliance by Borrowers with respect to any term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein.

               D. Nothing herein shall be deemed to prejudice any right, remedy or privilege that any Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or the Amended Agreement (as defined below).

        SECTION 2. BORROWER'S REPRESENTATIONS AND WARRANTIES

                  In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

         2.1 Corporate Power and Authority. Subject to compliance with the Final Borrowing Order and any applicable provisions of the Bankruptcy Code, each Loan Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

         2.2 Authorization of Agreements. The execution and delivery of this Amendment has been duly authorized by all necessary corporate action on the part of each Loan Party and the performance of the Amended Agreement has been duly authorized by all necessary corporate action on the part of each Loan Party.

         2.3 No Conflict. The execution and delivery by each Loan Party of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Organizational Documents of Company or any of its Subsidiaries or any order, judgment or decree of any court or other Government Authority binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation (which Contractual Obligation is enforceable on a post-Petition Date basis) of Company or any of its Subsidiaries or an applicable order of the Bankruptcy Court, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

         2.4 Governmental Consents. The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Amended Agreement do not and will not require any Governmental Authorization.

         2.5 Binding Obligation. This Amendment has been duly executed and delivered by each Loan Party, and each of this Amendment and the Amended Agreement is the legally valid and binding obligations of each Loan Party enforceable against each Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         2.6 Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Ninth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         2.7 Notice to Committee. Notice of this Amendment has been given to and received by counsel to the official committee of unsecured creditors in the Chapter 11 Cases and the informal committee of holders of Company's 9.25% Debentures.

         2.8 Absence of Default. As of the date hereof after giving effect hereto, there exists no Event of Default or Potential Event of Default under the Credit Agreement.

         SECTION 3. ACKNOWLEDGEMENT AND CONSENT

                  Each Borrower and Subsidiary Guarantor hereby (i) acknowledges that such Loan Party has read this Amendment and consents to the terms hereof and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which such Loan Party is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects,
(ii) ratifies and confirms the effectiveness of the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment and the Eighth Amendment in all respects, and (iii) confirms that the provisions of the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment and the Eighth Amendment are binding on each of the Borrowers.

         SECTION 4. MISCELLANEOUS

         4.1 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

               A. On and after the Ninth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

               B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               C. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         4.2 Fees and Expenses. Each Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent, Documentation Agent or the Lenders and their respective counsel (including, without limitation, O'Melveny & Myers LLP and Ernst & Young Corporate Finance LLC) with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

         4.3 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         4.4 Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         4.5 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the first date on which all of the following conditions precedent shall have been satisfied (the date of satisfaction of such conditions being referred to herein as the "Ninth Amendment Effective Date"): (i) Borrower, each Subsidiary Guarantor, and Lenders constituting Requisite Lenders and Supermajority Tranche A Lenders shall have each executed a counterpart hereof; (ii) Company and Administrative Agent shall have received written or telephonic notification of such execution and authorization of delivery of such counterparts; and (iii) Company shall have paid in full all outstanding statements for fees and expenses of O'Melveny & Myers LLP and Ernst & Young Corporate Finance LLC, to the extent submitted to Company prior to 5:00 p.m. (New York City time) on September 12, 2003.

                [Remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


BORROWERS:

                           COVANTA ENERGY CORPORATION


                           By:
                               --------------------------------------
                               Scott Mackin
                               Authorized Officer


                           Each of the entities named on Schedule A annexed hereto, as Borrowers


                           By:
                               --------------------------------------
                               Timothy Simpson
                               Authorized Officer


                           Each of the entities named on Schedule B annexed hereto, as Borrowers


                           By:
                               --------------------------------------
                               Scott Mackin
                               Authorized Officer



SUBSIDIARY GUARANTORS:

                           Each of the entities named on Schedule C annexed hereto, as Subsidiary Guarantors


                           By:
                               --------------------------------------
                               Timothy Simpson
                               Authorized Officer



AGENTS AND LENDERS:

                           BANK OF AMERICA, N.A.,
                           as Administrative Agent and Co-Arranger and as a Lender


                           By:
                               --------------------------------------
                               Henry Yu
                               Managing Director



                           DEUTSCHE BANK AG, NEW YORK BRANCH,
                           as Documentation Agent and Co-Arranger and as a Lender


                           By:
                               --------------------------------------
                                Keith C. Braun
                                Director


                           By:
                               --------------------------------------
                               Mark B. Cohen, Managing Director
                               Head of Workout



                           BAYERISCHE HYPO-UND VEREINSBANK AG,
                           as a Lender


                           By:
                               --------------------------------------
                               Name:
                               Title:


                           By:
                               --------------------------------------
                               Name:
                               Title:



                           COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender


                           By:
                               --------------------------------------
                               Name:
                               Title:


                           By:
                               --------------------------------------
                               Name:
                               Title:



                           CREDIT LYONNAIS NEW YORK BRANCH,
                           as a Lender


                           By:
                               --------------------------------------
                               Name:
                               Title:



                           WACHOVIA BANK, NATIONAL ASSOCIATION,
                           as a Lender


                           By:
                               --------------------------------------
                               Name:
                               Title:



                           HSBC BANK USA,
                           as a Lender


                           By:
                               --------------------------------------
                               Name:
                               Title:



                           IIB BANK LTD, IFSC BRANCH,
                           as a Lender


                           By:
                               --------------------------------------
                               Name:
                               Title:


                           By:
                               --------------------------------------
                               Name:
                               Title:



                           JPMORGAN CHASE BANK
                           (formerly known as The Chase Manhattan Bank), as a Lender


                           By:
                               --------------------------------------
                               Name:
                               Title:



                           LANDESBANK HESSEN-THURINGEN GIROZENTRALE, as a Lender


                           By:
                               --------------------------------------
                               Name:
                               Title:


                           By:
                               --------------------------------------
                               Name:
                               Title:



                           MERRILL LYNCH, PIERCE & SMITH, INCORPORATED, as a Lender


                           By:
                               --------------------------------------
                               Name:
                               Title:



                           BANC OF AMERICA SECURITIES LLC, as
                           Agent for BANK OF AMERICA, N.A., as a Lender


                           By:
                               --------------------------------------
                               Name:
                               Title:



                           SPECIAL SITUATIONS INVESTING GROUP,
                           as a Lender


                           By:
                               --------------------------------------
                               Name:
                               Title:



                           SUNTRUST BANK,
                           as a Lender


                           By:
                               --------------------------------------
                               Name:
                               Title:



                           THE BANK OF NEW YORK,
                           as a Lender


                           By:
                               --------------------------------------
                               Name:
                               Title:



                           THE BANK OF NOVA SCOTIA,
                           as a Lender


                           By:
                               --------------------------------------
                               Name:
                               Title:



                           UBS AG, STAMFORD BRANCH,
                           as a Lender


                           By:
                               --------------------------------------
                               Name:
                               Title:


                           By:
                               --------------------------------------
                               Name:
                               Title:



                           U.S. BANK NATIONAL ASSOCIATION
                           (formerly known as Firstar Bank, N.A.),
                           as a Lender


                           By:
                               --------------------------------------
                               Name:
                               Title:



                           WESTLB AG (formerly known as Westdeutsche Landesbank Girozentrale), NEW YORK BRANCH, as a Lender


                           By:
                               --------------------------------------
                               Name:
                               Title:


                           By:
                               --------------------------------------
                               Name:
                               Title:



                           BEAR STEARNS & CO. INC.,
                           as a Lender


                           By:
                               --------------------------------------
                               Name:
                               Title:

                                   Schedule A
                                 Other Borrowers

1.  AMOR 14 Corp.
2.  Covanta Acquisition, Inc.
3.  Covanta Alexandria/Arlington, Inc.
4.  Covanta Babylon, Inc. 5. Covanta Bessemer, Inc.
6.  Covanta Bristol, Inc.
7.  Covanta Cunningham Environmental Support, Inc.
8.  Covanta Energy Americas, Inc.
9.  Covanta Energy Construction, Inc.
10. Covanta Energy Resource Corp.
11. Covanta Energy Sao Jeronimo, Inc.
12. Covanta Energy Services, Inc.
13. Covanta Energy West, Inc.
14. Covanta Engineering Services, Inc.
15. Covanta Fairfax, Inc.
16. Covanta Financial Services, Inc.
17. Covanta Geothermal Operations Holdings, Inc.
18. Covanta Geothermal Operations, Inc.
19. Covanta Heber Field Energy, Inc.
20. Covanta Hennepin Energy Resource Co., L.P.
21. Covanta Hillsborough, Inc.
22. Covanta Honolulu Resource Recovery Venture
23. Covanta Huntington Limited Partnership
24. Covanta Huntington Resource Recovery One Corp.
25. Covanta Huntington Resource Recovery Seven Corp.
26. Covanta Huntington, Inc.
27. Covanta Huntsville, Inc.
28. Covanta Hydro Energy, Inc.
29. Covanta Hydro Operations West, Inc.
30. Covanta Hydro Operations, Inc.
31. Covanta Imperial Power Services, Inc.
32. Covanta Indianapolis, Inc.
33. Covanta Kent, Inc.
34. Covanta Key Largo, Inc.
35. Covanta Lake, Inc.
36. Covanta Lancaster, Inc.
37. Covanta Lee, Inc.
38. Covanta Long Island, Inc.
39. Covanta Marion Land Corp.
40. Covanta Marion, Inc.
41. Covanta Mid-Conn., Inc.
42. Covanta Montgomery, Inc.
43. Covanta New Martinsville Hydro-Operations Corp.
44. Covanta Northwest Puerto Rico, Inc.
45. Covanta Oahu Waste Energy Recovery, Inc.
46. Covanta Oil & Gas, Inc.
47. Covanta Onondaga Five Corp.
48. Covanta Onondaga Four Corp.
49. Covanta Onondaga Limited Partnership
50. Covanta Onondaga Operations, Inc.
51. Covanta Onondaga Three Corp.
52. Covanta Onondaga Two Corp.
53. Covanta Onondaga, Inc.
54. Ogden Services Corporation
55. Covanta Operations of Union LLC
56. Covanta OPW Associates, Inc.
57. Covanta OPWH, Inc.
58. Covanta Pasco, Inc.
59. Covanta Plant Services of New Jersey, Inc.
60. Covanta Power Development of Bolivia, Inc.
61. Covanta Power Development, Inc.
62. Covanta Power Equity Corp.
63. Covanta Projects of Hawaii, Inc.
64. Covanta Projects of Wallingford, LP
65. Covanta RRS Holdings, Inc.
66. Covanta Secure Services USA, Inc.
67. Covanta Secure Services, Inc.
68. Covanta SIGC Energy II, Inc.
69. Covanta SIGC Energy, Inc.
70. Covanta SIGC Geothermal Operations, Inc.
71. Covanta Stanislaus, Inc.
72. Covanta Systems, Inc.
73. Covanta Tampa Bay, Inc.
74. Covanta Tulsa, Inc.
75. Covanta Union, Inc.
76. Covanta Wallingford Associates, Inc.
77. Covanta Warren Energy Resources Co., LP
78. Covanta Waste Solutions, Inc.
79. Covanta Waste to Energy of Italy, Inc.
80. Covanta Waste to Energy, Inc.
81. Covanta Water Holdings, Inc.
82. Covanta Water Systems, Inc.
83. Covanta Water Treatment Services, Inc.
84. DSS Environmental, Inc.
85. ERC Energy II, Inc.
86. ERC Energy, Inc.
87. Heber Field Company
88. Heber Field Energy II, Inc.
89. Heber Geothermal Company
90. Heber Loan Partners
91. Ogden Environmental & Energy Services Co., Inc.
92. OPI Quezon, Inc.
93. Second Imperial Geothermal Co., L.P.
94. Three Mountain Operations, Inc.
95. Three Mountain Power LLC

                                   Schedule B
                                 Other Borrowers

1.  Alpine Food Products, Inc.
2.  BDC Liquidating Corp.
3.  Bouldin Development Corp.
4.  Covanta Energy Group, Inc.
5.  Covanta Energy International, Inc.
6.  Covanta Equity of Alexandria/Arlington, Inc.
7.  Covanta Equity of Stanislaus, Inc.
8.  Covanta Power International Holdings, Inc.
9.  Covanta Projects, Inc.
10. Doggie Diner, Inc.
11. Gulf Coast Catering Company, Inc.
12. J.R. Jacks Construction Corp.
13. Lenzar Electro-Optics, Inc.
14. Logistics Operations, Inc.
15. Offshore Food Service, Inc.
16. OFS Equity of Alexandria/Arlington, Inc.
17. OFS Equity of Babylon, Inc.
18. OFS Equity of Delaware, Inc.
19. OFS Equity of Huntington, Inc.
20. OFS Equity of Indianapolis, Inc.
21. OFS Equity of Stanislaus, Inc.
22. Ogden Allied Abatement & Decontamination Service, Inc.
23. Ogden Allied Maintenance Corp.
24. Ogden Allied Payroll Services, Inc.
25. Ogden Attractions, Inc.
26. Ogden Aviation Distributing Corp.
27. Ogden Aviation Fueling Company of Virginia, Inc.
28. Ogden Aviation Security Services of Indiana, Inc.
29. Ogden Aviation Service Company of Colorado, Inc.
30. Ogden Aviation Service Company of Pennsylvania, Inc.
31. Ogden Aviation Service International Corporation
32. Ogden Aviation Terminal Services, Inc.
33. Ogden Aviation, Inc.
34. Ogden Cargo Spain, Inc.
35. Ogden Central and South America, Inc.
36. Ogden Cisco, Inc.
37. Ogden Communications, Inc. 38. Ogden Constructors, Inc.
39. Ogden Facility Holdings, Inc.
40. Ogden Facility Management Corporation of Anaheim
41. Ogden Facility Management Corporation of West Virginia
42. Ogden Film and Theatre, Inc.
43. Ogden Firehole Entertainment Corp.
44. Ogden Food Service Corporation of Milwaukee, Inc.
45. Ogden International Europe, Inc.
46. Ogden Leisure, Inc.
47. Ogden Management Services, Inc.
48. Ogden New York Services, Inc.
49. Ogden Pipeline Service Corporation
50. Ogden Support Services, Inc.
51. Ogden Technology Services Corporation
52. Ogden Transition Corporation
53. PA Aviation Fuel Holdings, Inc.
54. Philadelphia Fuel Facilities Corporation

                                   Schedule C
                              Subsidiary Guarantors

1.  Covanta Haverhill Properties, Inc.
2.  Covanta Haverhill, Inc.
3.  Covanta Omega Lease, Inc.
4.  Haverhill Power, Inc.
5.  LMI, Inc.
6.  Michigan Waste Energy, Inc.

                                     Annex A
                                   Exhibit XVI

                                  See attached.

                                     Annex B
                         Onondaga Project Restructuring

                                  See attached.

                                     Annex C
    Extension of Tranche A Letters of Credit and Tranche B Letters of Credit


----------------------------------------------------------------------------------------------------------------------
                                                          Current       Extended
                                                         Expiration    Expiration
   Project/Purpose         Type              Amount         Date           Date        Issuing Lender      Tranche
----------------------------------------------------------------------------------------------------------------------
Workers Compensation     Standby          $7,520,423.00    10/1/03        3/31/04    DKB (to be extended      B
                                                                                     by Bank of America)
----------------------------------------------------------------------------------------------------------------------
Workers Compensation     Standby         $14,951,617.00    10/1/03        3/31/04    DKB (to be extended      B
                                                                                     by Bank of America)
----------------------------------------------------------------------------------------------------------------------
Fairfax                  Performance        $900,000.00    09/30/03       3/31/04    SunTrust                 B
----------------------------------------------------------------------------------------------------------------------
Hennepin Step-Up         Standby          $1,491,839.06    9/30/03        3/31/04    Bank of America          A
----------------------------------------------------------------------------------------------------------------------
Workers' Compensation    Standby          $2,600,000.00    9/30/03        3/31/04    Bank of America          A
----------------------------------------------------------------------------------------------------------------------
Haripur                  Standby            $676,500.00    9/30/03        3/31/04    Bank of America          A
----------------------------------------------------------------------------------------------------------------------